CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


In connection with the Quarterly Report of Zeppelin Energy, Inc., a Delaware corporation (the "Company"), on Form 10-QSB for the period ending September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), William J. Hennessy, Chief Executive Officer of the Company and Dennis W. Mee, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to his knowledge:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ WILLIAM J. HENNESSY

William J. Hennessy Chief Executive Officer

December 15, 2003



/s/ DENNIS W. MEE

Dennis W.  Mee
Chief Financial Officer

December 15, 2003


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